UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2025

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Sono Group N.V.
(Exact name of registrant as specified in its charter)

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The Netherlands	001-41066	98-1828632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waldmeisterstrasse 93, Munich, Germany	80935
(Address of principal executive offices)	(Zip Code)

+49 (0)89 4520 5818

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information under Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, Sono Group N.V. (the “Company”) and YA II PN, Ltd. (“Yorkville”), entered into (i) a securities purchase agreement, dated December 30, 2024 (as amended, the “Securities Purchase Agreement”), pursuant to which the Company agreed to sell and issue to Yorkville a new convertible debenture (the “Debenture”) in the aggregate principal amount of $5,000,000 and (ii) an exchange agreement, dated December 30, 2024 (as amended, the “Exchange Agreement”), pursuant to which the Company agreed to issue shares of preferred stock of the Company to Yorkville in exchange for the surrender and cancellation of all of the debentures held by Yorkville. The obligations of the parties under the Securities Purchase Agreement and the Exchange Agreement are subject to certain conditions and limitations, including the Company’s receipt of notice from Nasdaq that the Company has met all the applicable requirements for listing of the Company’s ordinary shares (the “Ordinary Shares”) on the Nasdaq Capital Market. The Company and Yorkville subsequently entered into six Omnibus Amendments to Transaction Documents, respectively dated February 12, 2025 (the “First Omnibus Amendment”), March 7, 2025 (the “Second Omnibus Amendment”), March 25, 2025 (the “Third Omnibus Amendment”), April 24, 2025 (the “Fourth Omnibus Amendment”), May 26, 2025 (the “Fifth Omnibus Amendment) and July 6, 2025 (the “Sixth Omnibus Amendment”), pursuant to which the Company and Yorkville agreed to modify certain terms of the Securities Purchase Agreement and the Exchange Agreement.

On August 6, 2025, the Company and Yorkville entered into a seventh Omnibus Amendment to Transaction Documents (the “First New Omnibus Amendment”) and an eighth Omnibus Amendment to Transaction Documents (the “Second New Omnibus Amendment”), pursuant to which the parties agreed to modify the terms of the Securities Purchase Agreement, the Exchange Agreement and certain convertible debentures previously issued by the Company.

Pursuant to the First New Omnibus Amendment, the parties agreed to extend the maturity date from August 1, 2025 to September 1, 2025 for the four convertible debentures previously issued by the Company, including the (1) Convertible Debenture issued on December 7, 2022 in the original principal amount of $11.1 million (“Debenture SEV-1”), (2) Convertible Debenture issued on December 8, 2022 in the original principal amount of $10.0 million (“Debenture SEV-2”), (3) Convertible Debenture issued on December 20, 2022 in the original principal amount of $10.0 million (“Debenture SEV-3”), and (4) Convertible Debenture issued on February 5, 2024 in the original principal amount of $4,317,600 (“Debenture SEV-4,” and collectively with Debenture SEV-1, Debenture SEV-2, and Debenture SEV-3, the “Maturing Debentures”).

Pursuant to the First New Omnibus Amendment, the parties also agreed to extend the termination dates of the Securities Purchase Agreement and the Exchange Agreement to September 1, 2025.

Pursuant to the Second New Omnibus Amendment, the parties agreed to modify the terms of the Securities Purchase Agreement to, among other things, provide for an immediate advance by Yorkville to the Company of $190,000 in the form of a secured convertible debenture in the aggregate principal amount of $190,000 (the “Fifth Debenture”). As previously disclosed, a prior advance of $1,000,000 was funded on February 12, 2025 in connection with the First Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $1,000,000 (the “First Debenture”), a second advance was funded on March 25, 2025 in connection with the Third Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $1,000,000 (the “Second Debenture”), a third advance was funded on April 24, 2025 in connection with the Fourth Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $500,000 (the “Third Debenture”) and a fourth advance was funded on May 26, 2025 in connection with the Fifth Omnibus Amendment in the form of a secured convertible debenture in the aggregate principal amount of $750,000 (the “Fourth Debenture” and together with the First Debenture, the Second Debenture, the Third Debenture and the Fifth Debenture, the “Advance Debentures”). As a result of the issuance of the Advance Debentures, and pursuant to the Second New Omnibus Amendment, the Debenture to be issued to Yorkville, upon the satisfaction of all of the conditions set forth in the Securities Purchase Agreement, will have an aggregate principal amount of $1,560,000. Under the terms of the Second New Omnibus Amendment, Debenture 6 (as defined in the Exchange Agreement), will collectively consist of the Debenture and the Advance Debentures for purposes of the transactions contemplated by the Exchange Agreement.

The Fifth Debenture will mature on August 6, 2026, which maturity date may be extended at the option of Yorkville. Further, interest accrues on the outstanding principal balance of the Fourth Debenture at an annual rate of 12%, which will increase to an annual rate of 18% upon an Event of Default (as defined in the Fifth Debenture) for so long as such Event of Default remains uncured. Yorkville will have the right to convert the Fifth Debenture into Ordinary Shares of the Company at the lower of (i) a price per Ordinary Share equal to $18.75 or (ii) 85% of the lowest daily volume weighted average price of the Ordinary Shares during the seven consecutive trading days immediately preceding the conversion date or other date of determination (the “Variable Conversion Date”); provided that the Variable Conversion Date may not be lower than the Floor Price (as defined in the Fifth Debenture) then in effect or the nominal value of one Ordinary Share. Net proceeds to the Company from the Fifith Debenture were $190,000.

The foregoing description of the First New Omnibus Amendment and the Second New Omnibus Amendment and the Fifth Debenture does not purport to be complete and is qualified in its entirety by the terms of the First New Omnibus Amendment, the Second New Omnibus Amendment and the Fifth Debenture, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit	Description of Exhibit
10.1	Seventh Omnibus Amendment to Transaction Documents dated August 6, 2025
10.2	Eighth Omnibus Amendment to Transaction Documents dated August 6, 2025
10.3	Secured Convertible Debenture dated August 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By	/s/ George O’Leary
	Name:	George O’Leary
	Title:	Managing Director

Date: August 7, 2025